                                                                EXHIBIT 3.2

                              AMENDED AND RESTATED

                                     BY-LAWS

                                       OF

                              FULCRUM DIRECT, INC.

                          EFFECTIVE AS OF JUNE 25, 1997

                                TABLE OF CONTENTS

Section                                                                                                         Page
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
ARTICLE I

         OFFICES..................................................................................................1
         SECTION 1.01.              Registered Office.............................................................1
         SECTION 1.02.              Other Offices.................................................................1

ARTICLE II

         MEETINGS OF STOCKHOLDERS.................................................................................1
         SECTION 2.01.              Annual Meetings...............................................................1
         SECTION 2.02.              Special Meetings..............................................................1
         SECTION 2.03.              Notice of Meetings............................................................1
         SECTION 2.04.              Waiver of Notice..............................................................2
         SECTION 2.05.              Adjournments..................................................................2
         SECTION 2.06.              Quorum........................................................................2
         SECTION 2.07.              Voting........................................................................3
         SECTION 2.08.              Proxies.......................................................................3

ARTICLE III

         BOARD OF DIRECTORS.......................................................................................3
         SECTION 3.01.              General Powers................................................................3
         SECTION 3.02.              Number and Term of Office.....................................................3
         SECTION 3.03.              Resignation...................................................................3
         SECTION 3.04.              Removal.......................................................................3
         SECTION 3.05.              Vacancies.....................................................................3
         SECTION 3.06.              Meetings......................................................................3
         SECTION 3.07.              Committees of the Board.......................................................5
         SECTION 3.08.              Directors' Consent in Lieu of Meeting.........................................5
         SECTION 3.09.              Action by Means of Telephone or Similar Communications
                                    Equipment.....................................................................5
         SECTION 3.10.              Compensation..................................................................5
                                    ------------

ARTICLE IV

         OFFICERS ................................................................................................6
         SECTION 4.01.              Officers......................................................................6

         SECTION 4.02.              Authority and Duties..........................................................6
         SECTION 4.03.              Term of Office, Resignation and Removal.......................................6
         SECTION 4.04.              Vacancies.....................................................................6
         SECTION 4.05.              The Chairman..................................................................6
         SECTION 4.06.              The Chief Executive Officer...................................................6
         SECTION 4.07.              The President.................................................................7
         SECTION 4.08.              Vice Presidents and Executive Directors.......................................7
         SECTION 4.09.              The Secretary.................................................................7
         SECTION 4.10.              The Treasurer.................................................................7
         SECTION 4.11.              Assistant Secretaries.........................................................8
         SECTION 4.12.              Assistant Treasurers..........................................................8

ARTICLE V

         CHECKS, DRAFTS, NOTES, CONTRACTS AND PROXIES.............................................................8
         SECTION 5.01.              Checks, Drafts, Notes, Contracts and Other Obligations........................8
         SECTION 5.02.              Execution of Proxies..........................................................8

ARTICLE VI

         SHARES AND TRANSFERS OF SHARES...........................................................................8
         SECTION 6.01.              Certificates Evidencing Shares................................................8
         SECTION 6.02.              Stock Ledger..................................................................9
         SECTION 6.03.              Transfers of Shares...........................................................9
         SECTION 6.04.              Addresses of Stockholders.....................................................9
         SECTION 6.05.              Lost, Destroyed and Mutilated Certificates....................................9
         SECTION 6.06.              Regulations..................................................................10
         SECTION 6.07.              Fixing Date for Determination of Stockholders of Record......................10

ARTICLE VII

         SEAL....................................................................................................10
         SECTION 7.01.              Seal.........................................................................10

ARTICLE VIII

         FISCAL YEAR.............................................................................................10
         SECTION 8.01.              Fiscal Year..................................................................10

ARTICLE IX

         INDEMNIFICATION.........................................................................................10

         SECTION 9.01.              Insurance for Indemnification................................................10
ARTICLE X

         AMENDMENTS..............................................................................................11
         SECTION 10.01.             Amendments...................................................................11

ARTICLE XI

         MISCELLANEOUS...........................................................................................11
         SECTION 11.01.             Integration..................................................................11

                              AMENDED AND RESTATED

                                     BY-LAWS

                                       OF

                              FULCRUM DIRECT, INC.


                                    ARTICLE I

                                     OFFICES

         SECTION 1.01. Registered Office. The registered office of FULCRUM DIRECT, INC. (the "Corporation") in the State of Delaware shall be at the principal office of The Corporation Trust Company in the City of Wilmington, County of New Castle, and the registered agent in charge thereof shall be The Corporation Trust Company.

         SECTION 1.02. Other Offices. The Corporation may also have an office or offices at any other place or places within or without the State of Delaware as the Board of Directors of the Corporation (the "Board") may from time to time determine or the business of the Corporation may from time to time require.


                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS

         SECTION 2.01. Annual Meetings. The annual meeting of Stockholders ("Stockholders") of the Corporation for the election of directors of the Corporation ("Directors"), and for the transaction of such other business as may properly come before such meeting, shall be held at such place, date and time as shall be fixed by the Board and designated in the notice provided to Stockholders pursuant to Section 2.03 hereof.

         SECTION 2.02. Special Meetings. Special meetings of Stockholders for any purpose or purposes may be called by the Chairman of the Board (the "Chairman") or by the Board pursuant to a resolution adopted by a majority of the Board.

         SECTION 2.03. Notice of Meetings.

                  (a) Except as otherwise provided by law, written notice of each annual or special meeting of stockholders stating the place, date and time of such meeting and, in the case of a special meeting, the purpose or purposes for which such meeting is to be held, shall be given personally or by first-class mail (airmail in the case of international communications) to each stockholder entitled to vote at the meeting, not less than 10 nor more than 60 days before the date of such meeting. If mailed, such notice shall be deemed to be given when deposited in the United States mail, postage prepaid, directed to the Stockholder at such Stockholder's address as it appears on the records of the Corporation. If, prior to the time of mailing, the Secretary of the Corporation (the "Secretary") shall have received from any Stockholder a written request that notices intended for such Stockholder are to be mailed to some address other than the address that appears on the records of the Corporation, notices intended for such Stockholder shall be mailed to the address designated in such request.

                  (b) Notice of a special meeting of Stockholders may be given by the person or persons calling the meeting, or upon the written request of such person or persons, such notice shall be given by the Secretary on behalf of such person or persons. If the person or persons calling a special meeting of Stockholders give notice thereof, such person or persons shall deliver a copy of such notice to the Secretary. Each request to the Secretary for the giving of notice of a special meeting of Stockholders shall state the purpose or purposes of such meeting.

         SECTION 2.04. Waiver of Notice. Notice of any annual or special meeting of Stockholders need not be given to any Stockholder who files a written waiver of notice with the Secretary, signed by the person entitled to notice, whether before or after such meeting. Neither the business to be transacted at, nor the purpose of, any meeting of Stockholders need be specified in any written waiver of notice thereof. Attendance of a Stockholder at a meeting, in person or by proxy, shall constitute a waiver of notice of such meeting, except when such Stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the grounds that the notice of such meeting was inadequate or improperly given.

         SECTION 2.05. Adjournments. Whenever a meeting of Stockholders, annual or special, is adjourned to another date, time or place, notice need not be given of the adjourned meeting if the date, time and place thereof are announced at the meeting at which the adjournment is taken. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each Stockholder entitled to vote thereat. At the adjourned meeting, any business may be transacted which might have been transacted at the original meeting.

         SECTION 2.06. Quorum. Except as otherwise provided by law or the Certificate of Incorporation of the Corporation (the "Certificate of Incorporation"), the recordholders of a majority of the shares entitled to vote thereat, present in person or by proxy, shall constitute a quorum for the transaction of business at all meetings of Stockholders, whether annual or special. If, however, such quorum shall not be present in person or by proxy at any meeting of Stockholders, the Stockholders entitled to vote thereat may adjourn the meeting from time to time in accordance with Section 2.05 hereof until a quorum shall be present in person or by proxy.

         SECTION 2.07. Voting. Each Stockholder shall be entitled to one vote for each share of Common Stock held of record by such Stockholder. Except as otherwise provided by law or the Certificate of Incorporation, when a quorum is present at any meeting of Stockholders, the vote of the recordholders of a majority of the Shares constituting such quorum shall decide any question brought before such meeting.

         SECTION 2.08. Proxies. Each Stockholder entitled to vote at a meeting of Stockholders may authorize another person or persons to act for such Stockholder by proxy. Such proxy shall be filed with the Secretary before such meeting of Stockholders, at such time as the Board may require. No proxy shall be voted or acted upon more than three years from its date, unless the proxy provides for a longer period.


                                   ARTICLE III

                               BOARD OF DIRECTORS

         SECTION 3.01. General Powers. The business and affairs of the Corporation shall be managed by the Board, which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law, the Certificate of Incorporation or these By-laws directed or required to be exercised or done by Stockholders.

         SECTION 3.02. Number and Term of Office. The number of Directors, term of office, nomination procedure and classification of the Board, shall be as provided in Article V of the Certificate of Incorporation. Directors shall be elected at each annual meeting of Stockholders by a plurality of votes cast thereat, as provided in Article V of the Certificate of Incorporation.

         SECTION 3.03. Resignation. Any Director may resign at any time by giving written notice to the Board, the Chairman or the Secretary. Such resignation shall take effect at the time specified in such notice or, if the time be not specified, upon receipt thereof by the Board, the Chairman or the Secretary, as the case may be. Unless otherwise specified therein, acceptance of such resignation shall not be necessary to make it effective.

         SECTION 3.04. Removal. Any or all of the Directors may be removed only as provided in Article V of the Certificate of Incorporation.

         SECTION 3.05. Vacancies. Vacancies shall be treated in accordance with
Article V of the Certificate of Incorporation.

         SECTION 3.06. Meetings.

                  (a) Annual Meetings. As soon as practicable after each annual election of Directors by the Stockholders, the Board shall meet for the purpose of organization and the transaction of other business, unless it shall have transacted all such business by written consent pursuant to Section 3.08 hereof.

                  (b) Other Meetings. Other meetings of the Board shall be held at such times as the Chairman, the President of the Corporation (the "President"), the Secretary or a majority of the Board shall from time to time determine.

                  (c) Notice of Meetings. The Secretary shall give written notice to each Director of each meeting of the Board, which notice shall state the place, date, time and purpose of such meeting. Notice of each such meeting shall be given to each Director, if by mail, addressed to him/her at his/her residence or usual place of business, at least two days before the day on which such meeting is to be held, or shall be sent to him/her at such place by telefax, telecopy, telegraph, cable, or other form of recorded communication, or be delivered personally or by telephone not later than the day before the day on which such meeting is to be held. A written waiver of notice, signed by the Director entitled to notice, whether before or after the time of the meeting referred to in such waiver, shall be deemed equivalent to notice. Neither the business to be transacted at, nor the purpose any meeting of the Board need be specified in any written waiver of notice thereof. Attendance of a Director at a meeting of the Board shall constitute a waiver of notice of such meeting, except as provided by law.

                  (d) Place of Meetings. The Board may hold its meetings at such place or places within or without the State of Delaware as the Board or the Chairman may from time to time determine, or as shall be designated in the respective notices or waivers of notice of such meetings.

                  (e) Quorum and Manner of Acting. A majority of the total number of Directors then in office shall constitute a quorum for the transaction of business at any meeting of the Board in order to constitute a quorum for the transaction of business at such meeting, and the vote of a majority of those Directors present at any such meeting at which a quorum is present shall be necessary for the passage of any resolution or act of the Board, except as otherwise expressly required by law, the Certificate of Incorporation or these By-laws. In the absence of a quorum for any such meeting, a majority of the Directors present thereat may adjourn such meeting from time to time until a quorum shall be present.

                  (f) Organization. At each meeting of the Board, one of the following shall act as chairman of the meeting and preside, in the following order of precedence;:

                           (i)      the Chairman;

                           (ii)     the CEO;

                           (iii)    the President; or

                           (iv) any Director chosen by a majority of the Directors present.


The Secretary or, in the case of his absence, any person (who shall be an Assistant Secretary, if an Assistant Secretary is present) whom the chairman of the meeting shall appoint shall act as secretary of such meeting and keep the minutes thereof.

         SECTION 3.07. Committees of the Board. The Board may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of one or more Directors. The Board may designate one or more Directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of such committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he/she or they constitute a quorum, may unanimously appoint another Director to act at the meeting in the place of any such absent or disqualified member. Any committee of the Board, to the extent provided in the resolution of the Board designating such committee, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; provided, however, that no such committee shall be vested with authority to take actions prohibited by law or the Certificate of Incorporation. Each committee of the Board shall keep regular minutes of its proceedings and report the same to the Board when so requested by the Board.

         SECTION 3.08. Directors' Consent in Lieu of Meeting. Any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by all the members of the Board or such committee and such consent is filed with the minutes of the proceedings of the Board or such committee.

         SECTION 3.09. Action by Means of Telephone or Similar Communications Equipment. Any one or more members of the Board, or of any committee thereof, may participate in a meeting of the Board or such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting by such means shall constitute presence in person at such meeting.

         SECTION 3.10. Compensation. Unless otherwise restricted by the Certificate of Incorporation, the Board may determine the compensation of Directors. In addition, as determined by the Board, Directors may be reimbursed by the Corporation for their expenses, if any, in the performance of their duties as Directors. No such compensation or reimbursement shall preclude any Director from serving the Corporation in any other capacity and receiving compensation therefor.


                                   ARTICLE IV

                                    OFFICERS

         SECTION 4.01. Officers. The officers of the Corporation shall be the Chairman, the Chief Executive Officer (the "CEO"), the President, the Secretary and the Treasurer and may include one or more Vice Presidents, one or more Executive Directors and one or more Assistant Secretaries and one or more Assistant Treasurers and such other officers as the Board shall deem appropriate. Any two or more offices may be held by the same person.

         SECTION 4.02. Authority and Duties. All officers shall have such authority and perform such duties in the management of the Corporation as may be provided in these By-laws or, to the extent not so provided, by resolution of the Board or as determined by the Chairman, the CEO or the President.

         SECTION 4.03. Term of Office, Resignation and Removal.

                  (a) Each officer shall be nominated by the Chairman, the CEO or the President and approved by a majority of the Board and shall hold office for one year or such other term as may be determined by the Board. Each officer shall hold office until his successor has been appointed and qualified or his earlier death, resignation or removal in the manner herein provided.

                  (b) Any officer may resign at any time by giving written notice to the Board, the Chairman, the CEO, the President or the Secretary. Such resignation shall take effect at the time specified in such notice or, if the time be not specified upon receipt thereof by the Board, the Chairman, the President or the Secretary, as the case may be. Unless otherwise specified therein, acceptance of such resignation shall not be necessary to make it effective.

                  (c) All officers and agents appointed by the Board shall be subject to removal, with or without cause, at any time, upon motion of any of the Chairman, the CEO, or the President, and the vote of a majority of the Board.

         SECTION 4.04. Vacancies. Any vacancy occurring in any office of the Corporation, for any reason, shall be filled in accordance with Section 4.03(a). Unless earlier removed pursuant to Section 4.03(c) hereof, any officer approved by the Board to fill any such vacancy shall serve only until such time as the unexpired term of his predecessor expires unless reappointed by the Board.

         SECTION 4.05. The Chairman. The Chairman shall have the power to call special meetings of Stockholders, to call special meetings of the Board and, if present, to preside at all meetings of Stockholders and all meetings of the Board. The Chairman shall perform all duties incident to the office of Chairman of the Board and all such other duties as may from time to time be assigned to him/her by the Board, consistent with duties assigned to the position of "Chairman."

         SECTION 4.06. The Chief Executive Officer. The Chairman shall nominate, subject to approval by the Board, the CEO with responsibility for general and active supervision and direction over the business and affairs of the Corporation and over its several officers, agents and employees, subject, however, to the direction of the Board. The CEO shall also have such other powers and duties incident to the designated position of CEO as the Board may from time to time by resolution determine. The CEO may from time to time designate officers to serve as Chief Operating Officer, Chief Financial Officer, Chief Accounting Officer, Chief Marketing Officer, and Chief Information Officer and other such designated positions to fulfill the responsibilities of such designated positions. Such designated officers shall also have such other powers and duties incident to their designated position as the Board may from time to time by resolution determine.

         SECTION 4.07. The President. The President shall perform all duties incident to the office of President and all such other duties as may from time to time be assigned to him by the Chairman, the CEO, or the Board.

         SECTION 4.08. Vice Presidents and Executive Directors. Vice Presidents and Executive Directors, if any, in order of their seniority or in any other order determined by the CEO, shall generally assist the CEO and President, and perform such other duties as the CEO or the President shall prescribe.

         SECTION 4.09. The Secretary. The Secretary shall, to the extent practicable, attend all meetings of the Board and all meetings of Stockholders and shall record all votes and the minutes of all proceedings in a book to be kept for that purpose, and shall perform the same duties for any committee of the Board when so requested by such committee. He/She shall give or cause to be given notice of all meetings of Stockholders and of the Board, shall perform such other duties as may be prescribed by the Board, the Chairman, the CEO or the President and shall act under the supervision of the Chairman, the CEO and the President. He shall keep in safe custody the seal of the Corporation and affix the same to any instrument requiring it and duly authorized for signature in the name of the corporation and, when so affixed, it shall be attested by his signature or by the signature of the Treasurer of the Corporation (the "Treasurer") or an Assistant Secretary or Assistant Treasurer of the Corporation. He/She shall keep in safe custody the certificate books and Stockholder records and such other books and records of the Corporation as the Board, the Chairman or the President may direct and shall perform all other duties incident to the office of Secretary and such other duties as from time to time may be assigned to him/her by the Board, the Chairman, the CEO or the President.

         SECTION 4.10. The Treasurer. The Treasurer shall have the care and custody of all the funds of the Corporation and shall deposit such funds in such banks or other depositories as the Board, the Chairman or the President, or any officer or officers, or any officer and agent jointly, duly authorized by the Board, the Chairman, the CEO or the President, shall, from time to time, direct or approve. He/She shall disburse the funds of the Corporation under the direction of the Board, the Chairman, the CEO or the President. He/She shall keep a full and accurate account of all moneys received and paid on account of the Corporation and shall render a statement of his/her accounts whenever the Board, the Chairman, the CEO or the President shall so request. He shall perform all other necessary actions and duties in connection with the administration of the financial affairs of the Corporation and shall generally perform all the duties usually appertaining to the office of treasurer of a corporation.

         SECTION 4.11. Assistant Secretaries. Assistant Secretaries of the Corporation ("Assistant Secretaries"), if any, in order of their seniority or in any other order determined by the Board, the Chairman, the CEO or the President shall generally assist the Secretary and perform such other duties as the Board, the Chairman, the CEO, the President, or the Secretary shall prescribe, and, in the absence or disability of the Secretary, shall perform the duties and exercise the powers of the Secretary.

         SECTION 4.12. Assistant Treasurers. Assistant Treasurers of the Corporation ("Assistant Treasurers"), if any, in order of their seniority or in any other order determined by the Board, the Chairman, the CEO or the President, shall generally assist the Treasurer and perform such other duties as the Board, the Chairman, the CEO, the President, or the Treasurer shall prescribe, and, in the absence or disability of the Treasurer, shall perform the duties and exercise the powers of the Treasurer.

                                    ARTICLE V

                  CHECKS, DRAFTS, NOTES, CONTRACTS AND PROXIES

         SECTION 5.01. Checks, Drafts, Notes, Contracts and Other Obligations. All checks, drafts and other orders for the payment of money, notes and other evidences of indebtedness, and contractual obligations or other obligations issued in the name of the Corporation, shall be signed by such officer or officers of the Corporation and in such manner as shall be determined, from time to time, by resolution of the Board.

         SECTION 5.02. Execution of Proxies. The Chairman, the CEO or the President, or, in the absence or disability of any of them, any Vice President, may authorize, from time to time, the execution and issuance of proxies to vote shares of stock or other securities of other corporations held of record by the Corporation and the execution of consents to action taken or to be taken by any such corporation. All such proxies and consents, unless otherwise authorized by the Board, shall be signed in the name of the Corporation by the Chairman, the CEO or the President.

                                   ARTICLE VI

                         SHARES AND TRANSFERS OF SHARES

         SECTION 6.01. Certificates Evidencing Shares. The Corporation's shares shall be evidenced by certificates in such form or forms as shall be approved by the Board. Certificates shall be issued in consecutive order and shall be numbered in the order of their issue, and shall be signed by (i) the Chairman, the CEO or the President and (ii) by the Secretary, any Assistant Secretary, the Treasurer or any Assistant Treasurer, and shall be sealed with the Corporation's seal or a facsimile thereof. Any or all of the signatures on the certificate may be a facsimile. In the event any such officer who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to hold such office or to be employed by the Corporation before such certificate is issued, such certificate may be issued by the Corporation with the same effect as if such officer had held such office on the date of issue.

         SECTION 6.02. Stock Ledger. A stock ledger in one or more counterparts shall be kept by the Secretary or a designated agent of the Corporation, in which shall be recorded the name and address of each person, firm or corporation owning the shares evidenced by each certificate evidencing shares issued by the Corporation, the number of shares evidenced by each such certificate, the date of issuance thereof and, in the case of cancellation, the date of cancellation. Except as otherwise expressly required by law, the person in whose name shares stand on the stock ledger of the Corporation shall be deemed the owner and recordholder thereof for all purposes.

         SECTION 6.03. Transfers of Shares. Registration of transfers of shares shall be made only in the stock ledger of the Corporation upon request of the registered holder of such shares, or of his attorney thereunto authorized by power of attorney duly executed and filed with the Secretary, and upon the surrender of the certificate or certificates evidencing such Shares properly endorsed or accompanied by a stock power duly executed, together with such proof of the authenticity of signatures as the Corporation may reasonably require.

         SECTION 6.04. Addresses of Stockholders. Each Stockholder shall designate to the Secretary or a designated agent of the Corporation an address at which notices of meetings and all other corporate notices may be served or mailed to such Stockholder, and, if any Stockholder shall fail to so designate such an address, corporate notices may be served upon such Stockholder by mail directed to the mailing address, if any, as the same appears in the stock ledger of the corporation or at the last known mailing address of such Stockholder.

         SECTION 6.05. Lost, Destroyed and Mutilated Certificates. Each recordholder of Shares shall promptly notify the Corporation of any loss, destruction or mutilation of any certificate or certificates evidencing any Share or Shares of which he/she is the recordholder. The Board may, in its discretion, cause the Corporation to issue a new certificate in place of any certificate theretofore issued by it and alleged to have been mutilated, lost, stolen or destroyed, upon the surrender of the mutilated certificate or, in the case of loss, theft or destruction of the certificate, upon satisfactory proof of such loss, theft or destruction, and the Board may, in its discretion, require the recordholder of the Shares evidenced by the lost, stolen or destroyed certificate or his/her legal representative to give the Corporation a bond sufficient to indemnify the Corporation against any claim made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

         SECTION 6.06. Regulations. The Board may make such other rules and regulations as it may deem expedient, not inconsistent with these By-laws, concerning the issue, transfer and registration of certificates evidencing Shares.

         SECTION 6.07. Fixing Date for Determination of Stockholders of Record. In order that the Corporation may determine the Stockholders entitled to notice of or to vote at any meeting of Stockholders or any adjournment thereof, or to express consent to, or to dissent from, corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board may fix, in advance, a record date, which shall not be more than 60 nor less than 10 days before the date of such meeting, nor more than 60 days prior to any other such action. A determination of the Stockholders entitled to notice of or to vote at a meeting of Stockholders shall apply to any adjournment of such meeting; provided, however, that the Board may fix a new record date for the adjourned meeting.


                                   ARTICLE VII

                                      SEAL

         SECTION 7.01. Seal. The Board may approve and adopt a corporate seal, which shall be in the form of a circle and shall bear the full name of the Corporation, the year of its incorporation and the words "Corporate Seal Delaware".


                                  ARTICLE VIII

                                   FISCAL YEAR

         SECTION 8.01. Fiscal Year. The fiscal year of the Corporation shall be a 52/53 week fiscal year ending on the Saturday closest to the end of the calendar year, unless changed by resolution of the Board.

                                   ARTICLE IX

                                 INDEMNIFICATION

         SECTION 9.01. Insurance for Indemnification. The Corporation shall provide indemnification as set forth in Article VII of the Certificate of Incorporation.

                                    ARTICLE X

                                   AMENDMENTS

         SECTION 10.01. Amendments. These By-laws may only be amended pursuant to Article VIII of the Certificate of Incorporation.

                                   ARTICLE XI

                                  MISCELLANEOUS

         SECTION 11.01. Integration. The provisions of Articles V, VI, VII and VIII of the Certificate of Incorporation are incorporated herein by reference.


                             Adopted this 25th Day of June 1997 by the Board of Directors of the Corporation


                             By:
                                   -----------------------------------
                                   Name:   Scott A. Budoff
                                   Title:  President, COO and Secretary



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